  20.1 CS First Boston Mortgage Securities Corp., Associates Manufactured Housing Pass-Through Certificates, Series 1996-2, Statement to Certificateholders dated November 1996

       Associates Manufactured Housing Contract Pass Through Certificates
                                  Series 1996-2

Servicer Certificate


Period Ending:          11/30/96
Determination Date      12/12/96                                              Pass Through
Remittance Date:        12/16/96                                                 Rate                 Balance        Pool Factor
                                                                            ----------------  --------------------   ------------

                                                      Class A-1 Certificate        5.70%       $ 96,750,000.00        0.9609072
                                                      Class A-2 Certificate        6.05%       $ 64,700,000.00        1.0000000
                                                      Class A-3 Certificate        6.35%       $ 63,470,000.00        1.0000000
                                                      Class A-4 Certificate        6.60%       $ 36,350,000.00        1.0000000
                                                      Class A-5 Certificate        6.90%       $ 74,885,000.00        1.0000000
                                                      Class M   Certificate        7.10%       $ 27,339,000.00        1.0000000
                                                      Class B-1 Certificate        7.20%       $ 27,339,000.00        1.0000000
                                                      Class B-2 Certificate        8.30%       $ 14,176,244.00        1.0000000
                                                                                               ---------------
                                                                                               $405,009,244.00


I. RECAP OF POOL
                                      Loan
                                      Count         Class A-1         Class A-2            Class A-3             Class A-4
                                --------------  ---------------- --------------------------------------  ---------------------
   Beginning Certificate Balance       14,385    $96,750,000.00   $64,700,000.00        $63,470,000.00         $36,350,000.00
   Principal Collected                      0       $891,490.62             0.00                  0.00                   0.00
   Principal Payments in Full              99     $2,815,952.51             0.00                  0.00                   0.00
   Liquidation Proceeds                     0        $25,550.00             0.00                  0.00                   0.00
   Contract Repurchases                     0         $8,926.36             0.00                  0.00                   0.00
   Defaulted Contracts                      5        $40,305.27             0.00                  0.00                   0.00
                                --------------  ---------------- ----------------  --------------------  ---------------------
   Ending Certificate Balance          14,281    $92,967,775.24   $64,700,000.00        $63,470,000.00         $36,350,000.00
                                ==============  ================ ================  ====================  =====================


                                   Class A-5            Class M          Class B-1            Class B-2               Total
                                  --------------  ---------------- --------------------------------------  ---------------------
   Beginning Certificate Balance  $74,885,000.00    $27,339,000.00   $27,339,000.00        $14,176,244.00        $405,009,244.00
   Principal Collected                      0.00              0.00             0.00                  0.00            $891,490.62
   Principal Payments in Full               0.00              0.00             0.00                  0.00        $  2,815,952.51
   Liquidation Proceeds                     0.00              0.00             0.00                  0.00             $25,550.00
   Contract Repurchase                      0.00              0.00             0.00                  0.00              $8,926.36
   Defaulted Contracts                      0.00              0.00             0.00                  0.00        $     40,305.27
                                  --------------  ---------------- ----------------  --------------------  ---------------------
   Ending Certificate Balance     $74,885,000.00    $27,339,000.00   $27,339,000.00        $14,176,244.00        $401,227,019.24
                                  ==============  ================ ================  ====================  =====================
                                                                                              POOL FACTOR              0.9906614

       Associates Manufactured Housing Contract Pass Through Certificates
                                  Series 1996-2

Servicer Certificate


II. DISTRIBUTIONS
                                                                         Class A-1       Class A-2    Class A-3      Class A-4
                                                                  -------------------  ------------- -------------  ------------
     Principal Distribution Amount    $/$1,000       39.092762         $3,782,224.76          $0.00         $0.00           $0.00
     Interest Distribution Amount     $/$1,000        1.900000            183,825.00     130,478.33    134,344.83       79,970.00
     Unpaid Interest Shortfall                                                  0.00           0.00          0.00            0.00
                                                                --------------------  -------------  ------------ ---------------
     Total Distribution                                                $3,966,049.76    $130,478.33   $134,344.83      $79,970.00
                                                                ====================  =============  ============ ===============
                                                                $/$1,000                   2.016667      2.116667        2.200000

                                                   Class A-5              Class M       Class B-1     Class B-2        TOTAL
                                               ---------------  --------------------  -------------  ------------ ---------------
     Principal Distribution Amount                 $      0.00            $     0.00     $     0.00    $     0.00   $3,782,224.76
     Interest Distribution Amount                   172,235.50             64,702.30      65,613.60     39,220.94      870,390.51
     Unpaid Interest Shortfall                            0.00                  0.00           0.00          0.00            0.00
                                               ---------------  --------------------  -------------  ------------ ---------------
     Unpaid Interest Shortfall                     $172,235.50            $64,702.30     $65,613.60    $39,220.94   $4,652,615.27
                                               ===============  ====================  =============  ============ ===============
     Total Distribution               $/$1,000        2.300000              2.366667       2.400000      2.766667

III. SERVICING FEES                                                                                   $337,507.70

     LATE FEES                                                                                         $16,183.66
     EXTENSION FEES                                                                                    $12,665.69


IV. DELINQUENCY INFORMATION
                                  Days Delinquent           Number            Actual Balance       Delinq. Percentage
                                --------------------  --------------------  --------------------  ---------------------
                                       31-59                          110         $2,561,902.94               0.63852%
                                       60-89                           35         $  807,462.79               0.20125%
                                    90 or more                          3         $  106,238.84               0.02648%
                                                      --------------------  --------------------  ---------------------
                                 Total Delinquent                     148         $3,475,604.57               0.86624%
                                                      ====================  ====================  =====================
                              Memo:ncl. Repo Inventory                149         $3,512,797.83               0.87551%

       Associates Manufactured Housing Contract Pass Through Certificates
                                  Series 1996-2

Servicer Certificate



   V. REPOSSESSION INFORMATION
                                                                              Number             Actual Balance
                                                                        --------------------  ---------------------
  (A) BOP Repossessions                                                                   0                  $0.00
  (B) Plus Repossessions In Month                                                         5            $100,561.95
  (C) Less Liquidations                                                                   4            $ 63,368.69
                                                                        --------------------  ---------------------
  (D) EOP Repossessions                                                                   1            $ 37,193.26
                                                                        ====================  =====================
  VI. REPURCHASES
                                                                              Number             Actual Balance
                                                                        --------------------  ---------------------
  (A) Contracts Repurchased or Replaced                                                   1              $8,926.36
  (B) Eligible Substitute Contracts                                                       0                      0
                                                                        --------------------  ---------------------
  (C) Difference Paid by Servicer                                                         1              $8,926.36
                                                                        ====================  =====================
 VII. RECONCILIATION OF RESERVE FUND

  (A) Beginning Reserve Fund Balance                                                  $0.00
  (B) Reserve Fund Investment Income                                                  $0.00
  (C) Reserve Fund Draw For Distributions                                             $0.00
  (D) Excess Interest Deposit to Reserve Fund                                 $3,483,310.72
  (E) Reserve Fund Balance Prior to Release                                   $3,483,310.72
  (F) Specified Reserve Fund Balance                                          $2,025,046.22
  (G) Reserve Fund Release                                                    $1,458,264.50
  (H) Ending Reserve Fund Balance                                             $2,025,046.22

VIII. RECONCILIATION OF CLASS M LIQUIDITY ACCOUNT

  (A) Beginning Liquidity Account Balance                                             $0.00
  (B) Reserve Fund Investment Income                                                  $0.00
  (C) Liquidity Account Draw for Monthly & Interest Shortfall                         $0.00
  (D) Liquidity Account Draw for Liquidation Loss
      Interest & Interest Shortfall                                                   $0.00
  (E) Excess Interest Deposit to Liquidity Account                            $1,458,264.50
  (F) Liquidity Account Balance Prior to Release                              $1,458,264.50
  (G) Specified Liquidity Account Balance                                     $  485,267.25
  (H) Liquidity Account Release                                               $  972,997.25
  (I) Ending Liquidity Account Balance                                        $  485,267.25

       Associates Manufactured Housing Contract Pass Through Certificates
                                  Series 1996-2

Servicer Certificate


  IX.  RECONCILIATION OF CLASS B-1 LIQUIDITY ACCOUNT

   (A) Beginning Liquidity Account Balance                                                      $0.00
   (B) Reserve Fund Investment Income                                                           $0.00
   (C) Liquidity Account Draw for Monthly & Interest Shortfall                                  $0.00
   (D) Liquidity Account Draw for Liquidation Loss Interest & Interest Shortfall                $0.00
   (E) Excess Interest Deposit to Liquidity Account                                       $972,997.25
   (F) Liquidity Account Balance Prior to Release                                         $972,997.25
   (G) Specified Liquidity Account Balance                                                $492,102.00
   (H) Liquidity Account Release                                                          $480,895.25
   (I) Ending Liquidity Account Balance                                                   $492,102.00

   X.  RECONCILIATION OF CLASS B-2 LIQUIDITY ACCOUNT

   (A) Beginning Liquidity Account Balance                                                      $0.00
   (B) Reserve Fund Investment Income                                                           $0.00
   (C) Liquidity Account Draw for Monthly & Interest Shortfall                                  $0.00
   (D) Liquidity Account Draw for Liquidation Loss Interest & Interest Shortfall                $0.00
   (E) Excess Interest Deposit to Liquidity Account                                       $480,895.25
   (F) Liquidity Account Balance Prior to Release                                         $480,895.25
   (G) Specified Liquidity Account Balance                                                $294,157.06
   (H) Liquidity Account Release                                                          $186,738.19
   (I) Ending Liquidity Account Balance                                                   $294,157.06

  XI. MONTHLY ADVANCE INTEREST

   (A) Beginning Monthly Advance Amount                                                         $0.00
   (B) Monthly Amount Advanced                                                            $981,846.13
                                                                                      ---------------
   (C) Ending Monthly Advance Amount                                                      $981,846.13

       Associates Manufactured Housing Contract Pass Through Certificates
                                  Series 1996-2

Servicer Certificate



 XII.  DELINQUENCY RATIOS
       Current Loss Ratio                          November              December        January                     February

         Realized Losses                        $     40,305.27            $0.00           N/A                          NA
         Cumulative Losses                      $     40,305.27            $0.00           N/A                          NA
         Ending Pool Balance                    $401,227,019.24            $0.00           N/A                          NA

                                                                                                     Average
   (A) Average 30-Day Delinquency Ratio                    0.639%           N/A            N/A          N/A
   (B) Average 60-Day Delinquency Ratio                    0.201%           N/A            N/A          N/A
   (C) Cumulative Realized Loss Ratio                      0.010%           N/A            N/A          N/A
   (D) Current Realized Loss Ratio                          N/A             N/A            N/A          N/A


XIII.  RESIDUAL INTEREST DISTRIBUTION AMOUNT                                                                         $186,738.19


             Associates MH Pass-Through Certificates, Series 1996-2
                         Trustee Payment Reconciliation
                                November 30, 1996


                  AVAILABLE FUNDS                                                PAYMENTS BY THE TRUSTEE

Principal Received                     $3,741,919.49             Class A-1 Principal                       $3,782,224.76
Defaulted Principal                    $   40,305.27
Collected Interest                     $3,749,668.06             Class A-1 Interest                           183,825.00
Advanced Interest                      $  981,846.13             Class A-2 Interest                           130,478.33
Extension Fees                         $   12,665.69             Class A-3 Interest                           134,344.83
Late Charges                           $   16,183.66             Class A-4 Interest                            79,970.00
                               ----------------------
                                                                 Class A-5 Interest                           172,235.50
Subtotal FCFC                          $8,542,588.30             Class M Interest                              64,702.30
                                                                 Class B-1 Interest                            65,613.60
Investment Income                                                Class B-2 Interest                            39,220.94
                                                                                                  -----------------------
  Reserve Fund                                 $0.00             Total Interest                            $  870,390.50
                                                                                                  -----------------------
  Class M Reserve Fund                         $0.00
  Class B-1 Reserve Fund                       $0.00             Certificate Payments                      $4,652,615.26
  Class B-2 Reserve Fund                       $0.00
                               ----------------------
Total Reserve Income                           $0.00
                               ----------------------
                                                                 Investments
                                                                 --------------
Total Available Funds                  $8,542,588.30             Reserve Fund                              $2,025,046.22
                               ======================
                                                                 Class M Reserve Account                   $  485,267.25
                                                                 Class B-1 Reserve Account                 $  492,102.00
                                                                 Class B-2 Reserve Account                 $  294,157.06
                                                                                                  -----------------------
                                                                   Total Investments                       $3,296,572.53

                                                                 Less:  Reserve Fund Income                        $0.00
                                                                                                  -----------------------

                                                                 Net Payment to Trustee                    $7,949,187.79
                                                                                                  =======================

                                                                 Memo:  Reconciliation
                                                                 Plus:  Defaulted Principal                $   40,305.27
                                                                 Plus:  Class R Dist                       $  186,738.19
                                                                 Plus:  Servicer Fee                       $  337,507.70
                                                                 Plus:  Late/Extension Fees                    28,849.35
                                                                 Plus:  Reserve Fund Income                            -
                                                                                                  -----------------------
                                                                 Total Available Funds                     $8,542,588.30
                                                                                                  =======================




**Corrected for "Memo Reconciliation" presentation including Reserve Income incorrectly.

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